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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 6, 1999
                        ---------------------------------
                        (DATE OF EARLIEST EVENT REPORTED)


                              WSI INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    MINNESOTA                       0-619                   41-0691607
 (State or other                (Commission               I.R.S.  Employer
   jurisdiction                   File Number)           Identification No.)
 of Incorporation)


                           2605 WEST WAYZATA BOULEVARD
                           LONG LAKE, MINNESOTA 55356
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 473-1271


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Items 1, 3, 4, 6 and 8 are not included.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 6, 1999, WSI Industries, Inc. (the "Registrant") purchased all of the issued and outstanding stock of Bowman Tool & Machining, Inc., a Minnesota corporation based in Rochester, Minnesota ("BTM"), from William D. Bowman ("Bowman"). BTM and Bowman have no affiliation to the Registrant or any of its affiliates. BTM is in the business of custom precision contract machining. BTM will continue to operate its assets in the same business. Pursuant to a Stock Purchase Agreement dated August 6, 1999 between the Registrant and Bowman (the "Stock Purchase Agreement"), $886,618 was paid by the Registrant to Bowman in the form of a Subordinated Promissory Note, subordinate to the interests of U.S. Bank National Association ("U.S. Bank") and $6,000,000 was paid in cash derived from cash on hand and from borrowings from U.S. Bank. An additional as yet undetermined amount (not to exceed $1,500,000) will be payable by the Registrant to Bowman in the form of an addition to the Subordinated Promissory Note, $750,000 will be based upon the sales of BTM during the twelve-month period following the closing date of the transaction, with another $750,000 based upon the operating income of BTM during the 12 month period commencing January 24, 2000. An additional contingent amount will be paid in the form of an addition to the Subordinated Promissory Note if certain operating income targets are exceeded. The Subordinated Note is payable in three equal annual installments of principal beginning August 6, 2002. Interest is paid quarterly. The purchase price was determined through arms-length negotiations. Upon the closing of the Stock Purchase Agreement, BTM entered into a twelve-month lease (with extension options) with William and Mary Jo Bowman for the facility used in its business. BTM and Bowman also entered into a Non-Compete Agreement under which Bowman will be paid $50,000 per quarter for five years. Bowman and BTM also entered into an Employment Agreement which provides for one year of employment and four years of consulting. Bowman shall receive monthly compensation of $20,833 during such periods.

ITEM 5. OTHER EVENTS.

     In connection with the acquisition of the capital stock of BTM as detailed in Item 2 of this Form 8-K, Registrant amended its credit facility with U.S. Bank pursuant to that certain Consent and Fifth Amendment to Amended and Restated Credit and Security Agreement dated August 6, 1999 between Registrant and U.S. Bank, as assignee of FBS Business Finance Corporation (the "Amended Agreement"). Pursuant to the Amended Agreement, U.S. Bank extended to the Registrant a term loan in the principal amount of $4,400,000 and a revolving
credit facility in the maximum amount of $3,000,000.   Registrant also entered
into a Loan Agreement with U.S. Bank pursuant to which Registrant borrowed an additional $2,500,000 from U.S. Bank. This loan is secured by a mortgage on Registrant's Long Lake, Minnesota facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

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     (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     To be provided by amendment within 60 days of the date hereof in accordance with Item 7(a)(4) of Form 8-K.

     (b)   PRO FORMA FINANCIAL INFORMATION.

     To be provided by amendment within 60 days of the date hereof in accordance with Item 7(b)(2) of Form 8-K.

     (c)   EXHIBITS.

     2.1 Stock Purchase Agreement dated August 6, 1999 between the Registrant and Bowman.

     4.1 Consent and Fifth Amendment to Amended and Restated Credit and Security Agreement with accompanying Exhibit A dated August 6, 1999 between the Registrant and U.S. Bank.

     4.2   Loan Agreement dated August 6, 1999.

     4.3   Mortgage, Fixture Financing Statement.

     10.1 Lease Agreement dated August 6, 1999 between BTM and William and Mary Jo Bowman.

     10.2  Non-Compete Agreement dated August 6, 1999 between BTM and Bowman.

     10.3  Employment Agreement dated August 6, 1999 between BTM and Bowman.

     99.1  Press release.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WSI INDUSTRIES, INC.

                              By   /s/ Michael J. Pudil
                                  ---------------------------------------------
                                   Michael J. Pudil
                                   President
August 20, 1999